UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 2, 2006

                             Global Gold Corporation

             (Exact name of registrant as specified in its charter)



         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)           Identification No.)


           45 East Putnam Avenue, Greenwich, CT                 06830
         ----------------------------------------              -----
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2006 Global Gold Corporation ("GGC") announced that Global Gold Mining, LLC ("GGM") plans to exercise its option to acquire the remaining forty nine percent (49%) of the Armenian limited liability company Mego-Gold, LLC, which is the licensee for the Tukhmanuk mining property and surrounding exploration sites as well as the owner of the related processing plant and other assets. According to the August 1, 2005 share purchase agreement, GGM (which is a wholly owned subsidiary of Global Gold Armenia, LLC which in turn is a wholly owned subsidiary of GGC) acquired a fifty one percent (51%) interest for one million five hundred thousand dollars ($1,500,000) and was to pay another two million dollars ($2,000,000) by August 1, 2007 for the remaining forty nine percent (49%). As of July 19, 2006, GGM entered into an amendment of the August 1, 2005 share purchase agreement which allows for the acquisition of the remaining forty nine percent (49%) in exchange for one million dollars ($1,000,000) and five hundred thousand (500,000) restricted shares of GGC's stock, if GGM elects on or before August 19, 2006. The July 19, 2006 amendment also contains a contingency allowing the sellers to sell back the 500,000 shares on or before September 15, 2007 for a payment of $1 million if Global Gold Corporation stock is not traded at or above two dollars and fifty cents ($2.50) at any time between July 1, 2007 and August 31, 2007, all as described in the exhibit below.

Item 2.01 Completio+
1n of Acquisition or Disposition.

The information provided in item 1.01 is incorporated herein by reference.

Exhibit No.

10.3 Material Contract - FIRST AMENDMENT OF AUGUST 1, 2005 MEGO GOLD, LLC SHARE PURCHASE AGREEMENT Between Global Gold Mining, LLC And Karapet Khachatryan and Arthur Gevorgyan dated as of July 19, 2006.

99.1 Press Release

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 2, 2006,                  Global Gold Corporation

                                        By: /s/Drury J. Gallagher
                                            ---------------------
                                      Name: Drury J. Gallagher
                                     Title: Chairman, Chief Executive
                                            Officer and Treasurer